                                                                     EXHIBIT 4.6

                                    SUPPLEMENTAL INDENTURE (this "Supplemental
                           Indenture") dated as of February 28, 2003, among
                           KELSEY-HAYES COMPANY, KELSEY-HAYES HOLDINGS INC., KH
                           HOLDINGS, INC., LAKE CENTER INDUSTRIES
                           TRANSPORTATION, INC., LUCAS AUTOMOTIVE INC.,
                           LUCASVARITY AUTOMOTIVE HOLDING COMPANY, TRW AUTO
                           HOLDINGS INC., TRW AUTOMOTIVE (LV) CORP., TRW
                           AUTOMOTIVE FINANCE (LUXEMBOURG), S.A.R.L., TRW
                           AUTOMOTIVE HOLDING COMPANY, TRW AUTOMOTIVE J.V. LLC,
                           TRW AUTOMOTIVE SAFETY SYSTEMS ARKANSAS INC., TRW
                           AUTOMOTIVE U.S. LLC, TRW COMPOSANTS MOTEURS INC., TRW
                           EAST INC., TRW OCCUPANT RESTRAINTS SOUTH AFRICA INC.,
                           TRW ODYSSEY INC., TRW OVERSEAS INC., TRW POWDER METAL
                           INC., TRW SAFETY SYSTEMS INC., TRW TECHNAR INC., TRW
                           VEHICLE SAFETY SYSTEMS INC., VARITY EXECUTIVE
                           PAYROLL, INC., WORLDWIDE DISTRIBUTION CENTERS, INC.
                           (each, a "New Guarantor"), each a subsidiary of TRW
                           AUTOMOTIVE ACQUISITION CORP., a Delaware corporation
                           (the "Company"), and THE BANK OF NEW YORK, a New York
                           banking corporation, as trustee under the indenture
                           referred to below (the "Trustee").

                              W I T N E S S E T H :

         WHEREAS the Company has heretofore executed and delivered to the
Trustee an Indenture (the "Indenture") dated as of February 18, 2003, providing for the issuance of the Company's 10 1/8% Senior Notes due 2013 (the
"Securities"), initially in the aggregate principal amount of (EURO)200,000,000;

         WHEREAS Section 4.11 of the Indenture provides that the Company is required to cause each New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which each New Guarantor shall unconditionally guarantee all the Company's obligations under the Securities pursuant to a Senior Guarantee on the terms and conditions set forth herein; and

         WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee, the
Company and the existing Guarantors are authorized to execute and deliver this
Supplemental Indenture;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each New
Guarantor, the Company, and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

         1. Agreement to Guarantee. Each New Guarantor hereby agrees, jointly and severally with all existing Guarantors (if any), to unconditionally guarantee the

                                                                               2

Company's obligations under the Securities on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities.

         2. Ratification of Indenture; Supplemental Indentures Part of
Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

         3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         5. Counterparts. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed as of the date first above written.

                                     KELSEY-HAYES COMPANY

                                     By           /s/ David L. Bialosky
                                          --------------------------------------
                                          Name:   David L. Bialosky
                                          Title:  Secretary and Vice President

                                     KELSEY-HAYES HOLDINGS INC.

                                     By           /s/ David L. Bialosky
                                          --------------------------------------
                                          Name:   David L. Bialosky
                                          Title:  Secretary and Vice President

                                     KH HOLDINGS, INC.

                                     By           /s/ David L. Bialosky
                                          --------------------------------------
                                          Name:   David L. Bialosky
                                          Title:  Secretary and Vice President

                                     LAKE CENTER INDUSTRIES TRANSPORTATION, INC.

                                     By           /s/ David L. Bialosky
                                          --------------------------------------
                                          Name:   David L. Bialosky
                                          Title:  President

                                     LUCAS AUTOMOTIVE INC.

                                     By           /s/ David L. Bialosky
                                          --------------------------------------
                                          Name:   David L. Bialosky
                                          Title:  Secretary

                               LUCASVARITY AUTOMOTIVE HOLDING COMPANY

                               By           /s/ David L. Bialosky
                                    -------------------------------------------
                                    Name:   David L. Bialosky
                                    Title:  Vice President and General Counsel

                               TRW AUTO HOLDINGS INC.

                               By           /s/ David L. Bialosky
                                    -------------------------------------------
                                    Name:   David L. Bialosky
                                    Title:  Vice President and General Counsel

                               TRW AUTOMOTIVE (LV) CORP.

                               By           /s/ David L. Bialosky
                                    -------------------------------------------
                                    Name:   David L. Bialosky
                                    Title:  Secretary

                               TRW AUTOMOTIVE FINANCE (LUXEMBOURG), S.A.R.L.

                               By           /s/ Neil P. Simpkins
                                    -------------------------------------------
                                    Name:   Neil P. Simpkins
                                    Title:  Sole Manager

                               TRW AUTOMOTIVE HOLDING COMPANY

                               By           /s/ David L. Bialosky
                                    -------------------------------------------
                                    Name:   David L. Bialosky
                                    Title:  Secretary and Vice President

                              TRW AUTOMOTIVE J.V. LLC

                              By           /s/ David L. Bialosky
                                   -------------------------------------------
                                   Name:   David L. Bialosky
                                   Title:  Vice President and General Counsel

                              TRW AUTOMOTIVE SAFETY SYSTEMS ARKANSAS INC.

                              By           /s/ David L. Bialosky
                                   -------------------------------------------
                                   Name:   David L. Bialosky
                                   Title:  Secretary and Vice President

                              TRW AUTOMOTIVE U.S. LLC

                              By           /s/ David L. Bialosky
                                   -------------------------------------------
                                   Name:   David L. Bialosky
                                   Title:  Vice President and General Counsel

                              TRW COMPOSANTS MOTEURS INC.

                              By           /s/ David L. Bialosky
                                   -------------------------------------------
                                   Name:   David L. Bialosky
                                   Title:  Secretary

                              TRW EAST INC.

                              By           /s/ David L. Bialosky
                                   -------------------------------------------
                                   Name:   David L. Bialosky
                                   Title:  Secretary and Vice President

                              TRW OCCUPANT RESTRAINTS SOUTH AFRICA INC.

                              By           /s/ David L. Bialosky
                                   -------------------------------------------
                                   Name:   David L. Bialosky
                                   Title:  Secretary and Vice President

                             TRW ODYSSEY INC.

                             By           /s/ David L. Bialosky
                                  -------------------------------------------
                                  Name:   David L. Bialosky
                                  Title:  Secretary and Vice President

                             TRW OVERSEAS INC.

                             By           /s/ David L. Bialosky
                                  -------------------------------------------
                                  Name:   David L. Bialosky
                                  Title:  Assistant Secretary and Vice President

                             TRW POWDER METAL INC.

                             By           /s/ David L. Bialosky
                                  -------------------------------------------
                                  Name:   David L. Bialosky
                                  Title:  Secretary and President

                             TRW SAFETY SYSTEMS INC.

                             By           /s/ David L. Bialosky
                                  -------------------------------------------
                                  Name:   David L. Bialosky
                                  Title:  Secretary and Vice President

                             TRW TECHNAR INC.

                             By           /s/ David L. Bialosky
                                  -------------------------------------------
                                  Name:   David L. Bialosky
                                  Title:  Secretary and Vice President

                             TRW VEHICLE SAFETY SYSTEMS INC.

                             By           /s/ David L. Bialosky
                                  -------------------------------------------
                                  Name:   David L. Bialosky
                                  Title:  Vice President and General Counsel

                                VARITY EXECUTIVE PAYROLL, INC.

                                By           /s/ David L. Bialosky
                                     -------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary

                                WORLDWIDE DISTRIBUTION CENTERS, INC.

                                By           /s/ David L. Bialosky
                                     -------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Secretary and Vice President

                                TRW AUTOMOTIVE ACQUISITION CORP.

                                By           /s/ David L. Bialosky
                                     -------------------------------------------
                                     Name:   David L. Bialosky
                                     Title:  Vice President, General Counsel and
                                             Secretary

                                THE BANK OF NEW YORK, as Trustee

                                By           /s/ Luis Perez
                                     -------------------------------------------
                                     Name:   Luis Perez
                                     Title:  Assistant Vice President